UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Genie Energy Ltd.

(Name of Registrant as Specified In Its Charter)

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GENIE ENERGY LTD.

520 Broad Street
Newark, New Jersey 07102
(973) 438-3500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Wednesday, May 8, 2019.
PLACE:	Genie Energy Ltd.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:	1. To elect five directors, each for a term of one year.

2.    To approve amendments of the Company’s 2011 Stock Option and Incentive Plan to authorize and additional 372,000 shares of Class B Common Stock to be reserved for issuance thereunder, and to make other ministerial changes as described herein.

3. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending December 31, 2019.
4. To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
RECORD DATE:	You can vote if you were a stockholder of record at 5:00 p.m. Eastern time on March 11, 2019.
PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”
ANNUAL MEETING ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring with you to the Annual Meeting a brokerage statement or other written proof of ownership as of March 11, 2019, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@genie.com or by calling Genie Investor Relations at (973) 438-3848.

Important Notice Regarding the Availability of Proxy Materials for
the genie energy ltd. Stockholders Meeting to be Held on may 8, 2019:
The Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report are available at:

www.genie.com/investor-relations/

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

Newark, New Jersey
April 8, 2019

GENIE ENERGY LTD.

520 Broad Street
Newark, New Jersey 07102
(973) 438-3500

__________________________________

PROXY STATEMENT

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GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Genie Energy Ltd., a Delaware corporation (the “Company” or “Genie”) as of 5:00 p.m. Eastern time on March 11, 2019, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, May 8, 2019 at 10:30 a.m., local time, at Genie Energy Ltd.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), Class B common stock, par value $0.01 per share (“Class B Common Stock”) and the Series 2012-A Preferred Stock (“Preferred Stock”) present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about April 11, 2019.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The Board of Directors has fixed 5:00 p.m. Eastern time on Monday, March 11, 2019 as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock, Class B Common Stock and Preferred Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 29,414,028 shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock, 25,517,003 shares of Class B Common Stock and 2,322,699 shares of Preferred Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock and each share of Preferred Stock held by them. The holders of Class A Common Stock, Class B Common Stock and Preferred Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding
Class A Common Stock, Class B Common Stock and Preferred Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for: the approval of the election of any director (Proposal No. 1); the adoption of amendments to the 2011 Stock Option and Incentive Plan (the “2011 Plan”) (Proposal No. 2); and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 3). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote (including Proposals 1 and 2). This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 3), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of amendments to the 2011 Plan (Proposal No. 2), or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2018 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on December 31 of each calendar year.

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it as a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at
http://genie.com/governance.php and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors, a non-independent director and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://genie.com/governance.php. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of W. Wesley Perry, Alan Rosenthal and Allan Sass is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

The Corporate Governance Committee considered the following relationships between the Company and W. Wesley Perry in determining Mr. Perry’s independence: Mr. Perry joined the board of directors of the Company’s subsidiary, Genie Energy International Corporation, at its inception in September 2009 and purchased a 0.2% interest in Genie Energy International Corporation, for $400,000 in April 2010, which interest he still owns. Mr. Perry was not a director or otherwise a “Related Person” of the Company at the time of these transactions. The Corporate Governance Committee determined, after considering the timing, ownership and financial interest of the transactions, that the foregoing relationships were not material relationships with the Company and would not impact Mr. Perry’s independence. The Corporate Governance Committee (with Mr. Perry abstaining), therefore, recommended that the Board of Directors determine that Mr. Perry be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors (with Mr. Perry abstaining) accepted the Corporate Governance Committee’s recommendation.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard Jonas nor James Courter is a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Mr. Perry) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board, and take such actions as they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; or

•        Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held ten (10) meetings in 2018. In 2018, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the 2018 Annual meeting of stockholders attended that meeting.

Board of Directors Leadership Structure and Risk Oversight Role

Howard S. Jonas has served as Chairman of the Board since the Company’s inception. From January 2014 until November 2017, he also served as Chief Executive Officer. On November 1, 2017, Michael Stein, who was Chief Executive Officer of Genie Retail Energy, Inc. (GRE), was appointed as Chief Executive Officer of the Company. Howard S. Jonas remains Chairman of the Board and continues to provide overall leadership to the Board of Directors in its oversight function. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board role.

Section 303A.03 of the New York Stock Exchange Listed Company Manual requires that the non-employee directors of the Company meet without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. W. Wesley Perry, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since October 24, 2011. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees will conduct annual self-assessments to review and monitor their respective continued effectiveness.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee, a Nominating Committee and a Technology Committee.

Audit Committee

The Audit Committee consists of W. Wesley Perry (Chairman), Alan Rosenthal and Allan Sass, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site,
http://investors.genie.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held six (6) meetings during 2018. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Perry qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2011 Stock Option and Incentive Plan, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Rosenthal (Chairman) and Perry. The Compensation Committee held seven (7) meetings during 2018. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that both of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Rosenthal (Chairman), Perry and Sass. The Corporate Governance Committee held five (5) meetings in 2018. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading

“Director Selection Process.” The Nominating Committee currently consists of Howard S. Jonas (Chairman), James A. Courter and W. Wesley Perry. W. Wesley Perry is independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual. Mr. Howard Jonas and Mr. Courter do not meet the requirements to be deemed independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 303A.00 of the New York Stock Exchange Listed Company Manual. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one (1) meeting during 2018.

2018 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for 2018 was comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation. Each of these components is described in more detail below.

Director Equity Grants

Pursuant to the Company’s 2011 Stock Option and Incentive Plan, as amended and restated to date, which we refer to as the 2011 Plan, each non-employee director of the Company who is deemed to be independent will receive, on each January 5th (or the next business day thereafter), an annual grant of 2,920 restricted shares of our Class B Common Stock, which will vest immediately upon grant. A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro-rated based on the calendar quarter of the year in which such person becomes a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to directors are subject to certain terms and conditions described in the 2011 Plan, as may be amended and restated from time to time.

Director Board Retainers

Each non-employee director of the Company who is deemed to be independent and who attends at least 75% of the regularly scheduled meetings of the Board of Directors and committees of which he or she is a member during a calendar year will receive an annual retainer of $50,000. Such payment will be made in January of the calendar year following attendance of at least 75% of the regularly scheduled Board of Directors and committee meetings during the preceding year, and is pro-rated, based on the number of quarters in the relevant year that the director serves, for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors and committee meetings for the period when he or she was a director. Each independent director has the option to receive the entire annual $50,000 cash retainer in the form of fully-vested shares of Class B Common Stock, the value of which shall be based on the average of the high and low price on the trading date prior to the grant.

The Company’s Chairman may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. There is no additional compensation for serving on a committee as a committee chair, for the Lead Independent Director or for the Audit Committee Financial Expert.

2018 Director Compensation Table

The following table lists the 2018 compensation for each person who served as a non-employee director during 2018. This table does not include compensation to Howard S. Jonas, who serves as a director and is a named executive officer, as he did not receive compensation for his service as a director during 2018. Mr. Howard Jonas’ compensation is set forth in the Executive Compensation section of this Proxy Statement. Mr. Courter, who is a director of the Company and serves as a paid consultant to the Company, did not receive any compensation for his service as a director.

Name	Dates of Board Service During 2018	Fees Earned or Paid in Cash ($)(1)	Fees Earned or Paid in Stock(2) ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
W. Wesley Perry	01/01/2018 – 12/31/2018	$—	$50,000	(3)	$13,052	(4)	$—		$63,052
Alan Rosenthal	01/01/2018 – 12/31/2018	$50,000	$—		$13,052	(4)	$—		$63,052
Allan Sass	01/01/2018 – 12/31/2018	$50,000	$—		$13,052	(4)	$—		$63,052
James A. Courter	01/01/2018 – 12/31/2018	$—	$—		$—		$125,000	(5)	$125,000

____________

(1)      Represents the annual cash portion of the Board of Directors retainer paid in 2018.

(2)      Represents the annual Class B Common Stock portion of the Board of Directors retainer paid in 2018.

(3)      Mr. Perry chose to receive 11,038 shares of Class B Common Stock at a price of $4.47 per share in lieu of the $50,000 annual cash retainer.

(4)      Represents the (i) grant date fair value of an award of 2,920 shares of the Company’s Class B Common Stock on January 5, 2018, computed in accordance with FASB ACS Topic 718R.

(5)      Reflects $125,000 paid by the Company to Mr. Courter for consulting fees. Mr. Courter did not receive any compensation for his service as a director.

Non-employee directors held the following shares of the Company’s Class B Common Stock granted for director service, and options to purchase shares of Class B Common Stock of the Company, as of December 31, 2018:

Name	Class B Common Stock	Options to Purchase Class B Common Stock
W. Wesley Perry	37,421	—
Alan Rosenthal	21,170	—
Allan Sass	21,170	—

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

On October 24, 2011, our Board of Directors adopted a Statement of Policy with respect to Related Person Transactions. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest, as well as transactions which, despite not meeting the quantitative criteria set forth above, are otherwise material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee is tasked with determining whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

The Transition Services Agreement between Genie Energy Ltd. and IDT Corporation, dated October 28, 2011 (the “TSA”), pursuant to which IDT, which is controlled by Howard S. Jonas, our controlling stockholder and Chairman of the Board, continues to provide certain services, including, but not limited to, services relating to human resources, employee benefits administration, finance, accounting, tax, internal audit, facilities, investor relations and legal. Additionally, under the same agreement, Genie provides specified administrative services to certain of IDT’s foreign subsidiaries. Furthermore, IDT granted us a license to use the IDT and IDT Energy names for our retail energy provider (REP) business. IDT charged Genie a total of $1,340,016 for services provided by IDT pursuant to the TSA during 2018. Genie charged IDT for certain payroll allocations in the aggregate amount of $355,293 during 2018. As of December 31, 2018, Genie owed IDT $266,713.

The Company leases office space at 520 Broad Street, Newark, NJ from Rafael Holdings, Inc. (“Rafael”), a company controlled by Howard Jonas (who serves as Rafael’s Chairman and Chief Executive Officer), the Company’s Chairman of the Board and controlling stockholder. The Company also receives certain connectivity and other services from Rafael. Genie paid a total of $160,536 to Rafael during Fiscal 2018. Rafael charges the Company $23.00 per square foot annually for approximately 8,631 square feet of space. Rafael also provides office space to the Company in Jerusalem, Israel. Genie paid a total of $82,722 in rent until June 30, 2018, at which time this lease was cancelled. As of December 31, 2018, Genie owed Rafael $0.

Howard S. Jonas, Chairman of the Board and controlling stockholder, is the father to Michael Jonas, a former named executive officer, and father-in-law to Michael Stein, the Company’s Chief Executive Officer. Mr. Howard Jonas’ total compensation during 2018 is set forth in the Summary Compensation Table. In August 2018, Mr. Howard Jonas received 227,899 restricted shares of Class B Common Stock that vested immediately in connection with the vesting of 19.33 shares of common stock of GRE in 2018. In September 2018, the Company’s subsidiary, Genie Israel Holdings, Ltd. transferred its 100% ownership in Atid Drilling Ltd. to New Atid Drilling Ltd. (“New Atid”), in exchange for a 37.5% equity interest in New Atid. In connection with such transaction, Mr. Howard Jonas received a 37.5% equity interest in New Atid in exchange for a $1 million investment in New Atid.

Geoffrey Rochwarger, then the Company’s Vice Chairman, received a 25% equity interest and will serve as New Atid’s Chief Executive Officer and agreed to assist the Company’s subsidiary, Afek Oil and Gas Ltd. with any remaining drill testing in the well identified by the Company’s management as Ness 10. He also received cash of $300,000 of accrued compensation and bonuses related to his employment with the Company up to September 1, 2018, in full satisfaction of all compensation related to the period prior to the termination of his employment agreement.

Michael Jonas, son of Howard Jonas and brother-in-law to Michael Stein, on May 7, 2014 was appointed Executive Vice President and in August 2014 was appointed Director of Global Exploration and Business Development. Effective November 6, 2018, Michael Jonas no longer served as Executive Vice President of the Company. During 2018, Michael Jonas total compensation was $235,239. Michael Jonas’ current annual base salary is $25,000.

In August 2018, Mr. Michael Stein received 22,790 restricted shares of Class B Common Stock that vested immediately in connection with the vesting of 1.933 shares of common stock of GRE in 2018. The total compensation during 2018 for Michael Stein, the Company’s Chief Executive Officer, is set forth in the Summary Compensation Table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock, the Class B Common Stock or the Preferred Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of March 11, 2019, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 1,574,326 shares of Class A Common Stock, 25,517,003 shares of Class B Common Stock and 2,322,699 shares of Preferred Stock. The numbers reported for Howard S. Jonas assume the conversion of all 1,574,326 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock		Number of Shares of Preferred Stock		Percentage of Ownership of Preferred Stock	Percentage of Aggregate Voting Powerd
Howard S. Jonas 520 Broad Street Newark, NJ 07102	7,224,579	(1)	22%		—		—	70.3%

Ilex Partners, LLC 650 Madison Ave., 17th Floor New York, NY 10022	1,551,178	(2)	6.1%		—		*	*

Geoffrey Rochwarger	107,452	(3)	*		15,453		*	*

Avi Goldin	83,959	(4)	*		300	(5)	*	*

Michael Stein	196,689	(6)	*		—		—	*

James A. Courter	286,983		1.2%		—		—	*

W. Wesley Perry	87,287	(7)	*		—		—	*

Alan Rosenthal	42,323	(8)	*		—		—	*

Allan Sass	24,090		*		6,000		*	*

All directors, Named Executive Officers and executive officers as a group (10 persons)	8,052,762	(9)	29.6	%(10)	21,753		*	71.4%

____________

*        Less than 1%.

d        Voting power represents combined voting power of our Class A Common Stock (three votes per share) and our Class B Common Stock and Preferred Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of an aggregate of 1,574,326 shares of the Company’s Class A Common Stock and 5,650,253 shares of the Company’s Class B Common Stock, consisting of (i) 223,257 shares of the Company’s Class B Common Stock held by Mr. Howard Jonas directly (including options to purchase 93,423) shares of the Company’s Class B Common Stock, which are currently exercisable), (ii) 5,144,169 shares of Class B Common Stock held by the Howard S. Jonas 2017 Annuity Trust, (iii) an aggregate of 7,780 shares of the Company’s Class B Common Stock beneficially owned by custodial accounts for the benefit of the children of Mr. Howard Jonas (of which Mr. Howard Jonas is the custodian), and (iv) 275,047 shares of Class B Common Stock owned by the Jonas Foundation. Does not include (a) an aggregate of 3,837,214 shares of the Company’s Class B Common Stock beneficially owned by trusts for the benefit of the children of Mr. Howard Jonas, as Mr. Howard Jonas does not exercise or share investment control of these shares, (b) 375,033 shares of the Company’s Class B Common Stock owned by the Howard S. & Deborah Jonas Foundation, as Mr. Howard Jonas does not beneficially own these shares, (c) 568,088 shares of the Company’s Class B Common Stock owned by the 2012 Jonas Family, LLC (Mr. Howard Jonas is a minority equity holder of such entity), (d) 258 ordinary shares of IEI held by

Mr. Howard Jonas, (e) 346 ordinary shares of Afek held by Mr. Howard Jonas, and (f) 290 shares of common stock of GMI held by Mr. Howard Jonas. Under the terms of the grant instruments, Mr. Howard Jonas has the right, under certain circumstances, to convert vested shares of IEI, Afek and GMI into shares of the Company’s Class B Common Stock.

(2)      Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2017.

(3)      Consists of (a) 69,989 shares of the Company’s Class B Common Stock held by Mr. Rochwarger directly and (b) options to purchase 37,463 shares of the Company’s Class B Common Stock, which are currently exercisable. Does not include (i) 129 restricted ordinary shares of IEI held by Mr. Rochwarger, and (ii) 276 ordinary shares of Afek and 69 restricted ordinary shares of Afek held by Mr. Rochwarger. Under the terms of the grant documents, Mr. Rochwarger has the right, under certain circumstances, to convert vested shares of IEI and Afek into shares of the Company’s Class B Common Stock.

(4)      Consists of (a) 20,907 shares of the Company’s Class B Common Stock held by Mr. Goldin directly, (b) 48,110 of restricted shares of Class B Common Stock held by Mr. Goldin directly, (c) 1,900 shares of the Company’s Class B Common Stock held by Mr. Goldin in his Individual Retirement Account, (d) 400 shares of Class B Common Stock held in Mr. Goldin’s wife’s 401(k) account and (e) options to purchase 12,042 shares of the Company’s Class B Common Stock, which are currently exercisable. Does not include (i) 103 ordinary shares of IEI held by Mr. Goldin, (ii) 115 ordinary shares of Afek held by Mr. Goldin, and (iii) 116 shares of common stock of GMI held by Mr. Goldin. Under the terms of the grant documents, Mr. Goldin has the right, under certain circumstances, to convert vested shares of IEI, Afek and GMI into shares of the Company’s Class B Common Stock.

(5)      Consists of Preferred Stock held in Mr. Goldin’s wife’s 401(k) account.

(6)      Consists of (a) 90,237 shares of the Company’s Class B Common Stock held by Mr. Stein directly, (b) 104,896 of restricted shares of Class B Common Stock held by Mr. Stein directly, and (c) 1,556 shares of the Company’s Class B Common Stock held by Mr. Stein’s wife.

(7)      Consists of 78,954 shares of Class B Common Stock held by Mr. Perry directly and 8,333 shares of Class B Common Stock held Mr. Perry’s 401(k) account. In addition, Mr. Perry owns 2.5 shares (a 0.2% interest) of the Company’s subsidiary, Genie Energy International Corporation.

(8)      Consists of (a) 24,323 shares of the Company’s Class B Common Stock held by Mr. Rosenthal directly, (b) 2,500 shares of the Company’s Class B Common Stock held by Mr. Rosenthal in his Individual Retirement Account, (c) 12,500 shares of the Company’s Class B Common Stock held in the Endodontic Associates Retirement Account and (d) 3,000 shares of the Company’s Class B Common Stock held by Mr. Rosenthal in three accounts (1,000 shares each) for his three children.

(9)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Howard Jonas’ shares of Class A Common Stock, which are convertible into shares of the Company’s Class B Common Stock).

(10)    Assumes conversion of all of the shares of the Company’s Class A Common Stock into shares of the Company’s Class B Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in 2018, except that a Form 4 was not filed on a timely basis on behalf of Michael Stein related to shares withheld for tax purposes upon the vesting of restricted stock.

EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

In connection with, and effective upon, consummation of the spin-off in 2011, each of Howard Jonas and Avi Goldin entered into employment agreements with the Company that provide for base compensation, payments, treatment of equity awards on termination of employment, and other terms of employment.

The following is a description of the material terms of the compensation provided pursuant to the employment agreements.

Howard Jonas:    The third amended and restated employment agreement between Howard Jonas and the Company, referred to as the Jonas Employment Agreement is effective as of November 1, 2017, and provides that Mr. Jonas serves as Chairman of the Board of Directors of the Company. Under the terms of a prior agreement with Mr. Jonas, the Company agreed to sell to Mr. Jonas, and Mr. Jonas agreed to purchase from the Company, an aggregate of 3,600,000 shares of the Company’s Class B Common Stock. Between July 2014 and August 2014, Mr. Jonas purchased 3.6 million shares of the Class B Common Stock at a purchase price of $6.82 per share, the closing price of the Class B Common Stock on the trading day prior to the approval of the purchase right by the Compensation Committee. The purchased shares are subject to repurchase by the Company at the original purchase price if Mr. Jonas leaves the employ of the Company under certain conditions, which repurchase right lapses over six-years. The purchased shares were also restricted from transfer. Such restrictions have lapsed as to all purchased shares. Mr. Jonas is entitled to receive an annual cash salary not to exceed $50,000 and is eligible to receive bonuses as determined by the Compensation Committee. On March 15, 2019, the Third Amended and Restated Employment Agreement was amended to increase Mr. Jonas base salary to $100,000.

For any periods following the end of the term on December 31, 2020, the Company shall pay Mr. Jonas an annual base salary of $250,000 in cash or equity interest or a combination thereof, as mutually agreed to by the parties.

If Mr. Jonas’ employment is terminated due to his death or disability, as defined in the agreement, the Company shall pay Mr. Jonas (or his beneficiary) (i) all unpaid amounts of annual base salary, if any, to which Mr. Jonas was entitled as of the date of termination, and (ii) all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements. In addition, in the event of Mr. Jonas’ death, the Company shall pay Mr. Jonas’ estate a lump sum payment equal to twelve (12) months of the cash portion of Mr. Jonas’ salary (at the rate in effect on the date of his death), the restrictions on the purchased shares shall lapse and any unvested equity grants in the Company or subsidiaries shall vest upon death or disability.

In the event Mr. Jonas’ employment is terminated by the Company for “cause” or by Mr. Jonas for other than “good reason”, the Company shall pay Mr. Jonas all unpaid amounts, if any, to which Mr. Jonas was entitled as of the date of termination and all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements. In the event Mr. Jonas’ employment was terminated for “cause”, then the restrictions shall lapse with respect to a pro rata portion (as such term is defined in the agreement) of the purchased shares and the Company’s repurchase right with respect to all other shares shall become exercisable. In the event employment is terminated by Mr. Jonas other than for good reason, the Company’s repurchase right shall be exercisable by the Company as to all purchased shares with respect to which the restrictions have not lapsed as of the date of termination.

In addition, in the event the Company terminates Mr. Jonas’ employment, other than for “cause”, or if Mr. Jonas terminates his employment for “good reason”, the Company shall pay Mr. Jonas all unpaid amounts, if any, to which Mr. Jonas was entitled as of the date of termination and all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements. In addition, all restrictions on the purchased shares shall lapse, Mr. Jonas’ equity grants shall accelerate and vest as of the date of termination and the Company shall pay Mr. Jonas a lump sum payment equal to twelve (12) months of the cash portion of Mr. Jonas’ salary (at the rate in effect on the date of his death).

Pursuant to the agreement, Mr. Jonas has agreed not to compete with the Company for a period of one year following the termination of his employment (other than termination of his employment for “good reason” or by the Company other than for “cause”). The agreement has a term from November 1, 2017 until December 31, 2020 and shall automatically be renewed for additional one-year periods unless, not later than ninety (90) days prior to any such expiration, the Company or Mr. Jonas shall have notified the other party in writing that such renewal extension shall not take effect.

The agreement defines “cause” as: (i) Mr. Jonas’ conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof, or (ii) Mr. Jonas’ willful and continued failure to substantially perform his duties under the Jonas Employment Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), after written notice has been delivered to Mr. Jonas by the Company, and Mr. Jonas’ failure to substantially perform his duties is not cured within ten (10) business days after notice of such failure has been given to Mr. Jonas.

The agreement defines “good reason” as: the occurrence (without Mr. Jonas’ express written consent) of (i) a material breach of the agreement by the Company; (ii) the assignment to Mr. Jonas of any duties inconsistent with Mr. Jonas’ status as a senior executive officer of the Company or a material adverse alteration in the nature or status of Mr. Jonas’ responsibilities; (iii) any purported termination of Mr. Jonas’ employment which is not effected pursuant to a proper notice of termination under the Jonas Employment Agreement; (iv) a material reduction in Mr. Jonas’ annual base salary; (v) a material reduction in Mr. Jonas’ positions, duties, responsibilities or reporting lines from those provided in the Jonas Employment Agreement; (vi) relocation of Mr. Jonas’ principal place of employment to a location more than 50 miles outside of the metropolitan New York area; or (vii) a “Change in Control.”

A “Change in Control” is defined as: the occurrence of either of the following: (i) any person is or becomes the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors cease to constitute at least a majority of the Board, excluding any individual whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

In connection with Mr. Jonas’ change in his role, on November 2017, the Company entered into a Third Amended and Restated Employment Agreement with Mr. Jonas.

Geoffrey Rochwarger:    Mr. Rochwarger and the Company entered into an employment agreement, referred to as the Rochwarger Employment Agreement, effective as of June 17, 2015, pursuant to which Mr. Rochwarger was paid an annual base salary of $500,000 to serve as the Vice Chairman of the Company, Chief Executive Officer of the Company’s subsidiary Genie E&P Ltd. and as the primary authority and responsibility for Afek Oil & Gas Ltd.’s drilling and actual production operations. Mr. Rochwarger was entitled to an annual performance-based bonus at the level determined by the Compensation Committee of the Company’s Board of Directors.

Mr. Rochwarger was entitled to certain rights if his employment was terminated due to his death or disability, including the right to receive his base salary plus the minimum bonus provided for in the agreement for the remainder of the term.

If Mr. Rochwarger was terminated by the Company for “cause” or if Mr. Rochwarger resigned without “good reason”, Mr. Rochwarger was entitled to receive accrued or vested compensation.

If the Company terminated Mr. Rochwarger without “cause”, or if Mr. Rochwarger resigned for “good reason”, the Company, was required to pay to Mr. Rochwarger a severance payment equal to Mr. Rochwarger’s base salary, and bonus for the remainder of the term plus twelve months if Mr. Rochwarger was terminated prior to the fourth anniversary of the effective date, or for the remainder of the term plus twenty four months if Mr. Rochwarger was terminated following the fourth anniversary of the effective date.

If upon expiration of the term, and in the event that the Company did not offer to extend the term of the Rochwarger Employment Agreement, and the Company and Mr. Rochwarger did not agree on terms and conditions for continued employment, the Company, would pay to Mr. Rochwarger a severance payment equal to 200% of Mr. Rochwarger’s base salary plus bonus received during or with respect to the calendar year immediately preceding termination.

The agreement defined “cause” as: (i) Mr. Rochwarger’s indictment or conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof; (ii) Mr. Rochwarger’s commission of fraud, embezzlement or gross negligence; (iii) Mr. Rochwarger’s willful or continued failure to perform an act permitted by the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics that is within his material duties under the Rochwarger Employment Agreement (other than by reason of physical or mental illness or disability) or directives of the Board, or material breach of the terms of the Rochwarger Employment Agreement or of his non-disclosure and non-competition conditions, in each case, after written notice has been delivered to Mr. Rochwarger by the Company, and Mr. Rochwarger’s failure to substantially perform his duties or breach is not cured within fifteen (15) business days after such notice has been given to Mr. Rochwarger; (iv) any misrepresentation by Mr. Rochwarger of a material fact to or concealment by Mr. Rochwarger of a material fact from the Company’s Board, Chairman of the Board, Chief Executive Officer and/or general counsel; or (v) any material violation of the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics.

The agreement, defined “good reason” as: (i) a change in the supervisor or to whom the Employee reports in violation of the terms of the Rochwarger Agreement, (ii) the Company imposes unreasonable restrictions on Employee’s ability to perform his duties under the Rochwarger Employment Agreement, (iii) the Company’s failure to perform its material duties under the Rochwarger Employment Agreement, which failure has not been cured by the Company within fifteen (15) days of its receipt of written notice thereof from Mr. Rochwarger; (iv) a reduction by the Company (without the consent of Mr. Rochwarger, which consent may be revoked at any time) in Mr. Rochwarger’s base salary, or substantial reduction in the other benefits provided to Mr. Rochwarger; (v) the assignment to Mr. Rochwarger of duties inconsistent with Mr. Rochwarger’s status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of Mr. Rochwarger’s responsibility; (vi) a substantial diminution of Mr. Rochwarger’s responsibility, (vii) the relocation of Mr. Rochwarger’s principal place of employment to a location more than twenty-five (25) miles; (viii) the assignment of duties inconsistent with the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics; (ix) any purported termination of Mr. Rochwarger s employment not in accordance with the terms of the Rochwarger Employment Agreement; or (x) any “Change in Control” of the Company. A “Change in Control” is defined as: if (A) any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Howard Jonas, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Howard Jonas, shall acquire in one or a series of transactions, whether through sale of stock or merger, voting securities representing more than 50% of the voting power of all outstanding voting securities of the Company or any successor entity of the Company, or (B) the stockholders of the Company shall approve a complete liquidation or dissolution of the Company.

As of September 1, 2018, Mr. Rochwarger’s employment agreement was terminated by mutual agreement in connection with the transaction involving Atid Drilling Ltd. In connection with the termination, Mr. Rochwarger received a one-time payment of $300,000.

Avi Goldin:    Mr. Goldin and the Company entered into a second amended and restated employment agreement, effective as of January 1, 2018, referred to as the Goldin Employment Agreement, pursuant to which Mr. Goldin is paid an annual base salary of $350,000 to serve as the Chief Financial Officer of the Company. Mr. Goldin shall receive a guaranteed annual bonus of $112,500. In addition, Mr. Goldin is eligible to for a discretionary bonus of $112,500. In the event that the term of the Goldin Employment Agreement is extended beyond the initial expiration date of December 31, 2020, then each of Mr. Goldin’s base salary, guaranteed bonus and target bonus will increase by five percent (5%) during such extended portion of the term. The Company shall have the right, at any time not less than nine (9) months, nor more than twelve (12) months, prior to the then scheduled expiration of the term, to notify Mr. Goldin that his annual base salary, guaranteed bonus and target bonus will each be reduced by up to ten percent (10%) for any period following such scheduled expiration of the term. Mr. Goldin has the right to accept such modified terms or, within twenty (20) days following delivery of the notice by the Company, to elect to terminate his employment effective as of the then scheduled expiration of the term, Mr. Goldin is entitled to receive severance and the severance period will be reduced by fifty percent (50%).

The Goldin Employment Agreement has a three year term and shall automatically be renewed or extended for additional one-year periods unless, not later than ninety (90) days prior to any such expiration, the Company or Mr. Goldin shall have notified the other party in writing that such renewal extension shall not take effect. During the term of the agreement, Mr. Goldin is eligible to participate in the Company’s medical, dental, life and disability programs as well as the Company’s 401(k) savings plan.

Should Mr. Goldin be terminated due to his death or disability, as defined in the Goldin Employment Agreement, Mr. Goldin (or, in the event of his death, his estate) shall receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination.

If Mr. Goldin is terminated by the Company for “cause” or if Mr. Goldin resigns without “good reason”, Mr. Goldin shall be entitled to receive accrued or vested compensation, including salary and guaranteed bonus and to be reimbursed for unpaid and approved business expenses, through the date of termination.

If the Company terminates Mr. Goldin without “cause”, or if Mr. Goldin resigns for “good reason” (which includes, among other things, a “change of control” of the Company, as defined in the agreement), the Company, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Goldin all accrued or vested compensation, including salary, guaranteed bonus, and discretionary bonus, and reimburse Mr. Goldin for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus the greater of his guaranteed bonus plus discretionary bonus (at the rates in effect on the date of termination) and the actual bonus paid to Mr. Goldin in the year of the term preceding termination for the remainder of the term, but in no event less than a 12-month period plus one month for each full year of employment of Mr. Goldin with the Company or its affiliates subsequent to January 1, 2015 (the “Minimum Severance Period”). In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

If upon expiration of the term, and in the event the Company or Mr. Goldin shall have notified the other party in writing that the automatic renewal extension should not take effect, the Company, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Goldin all accrued or vested compensation, including salary, commission, guaranteed bonus and discretionary bonus, and reimburse Mr. Goldin for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus his guaranteed bonus and discretionary bonus (at the rates in effect on the date of termination) for the Minimum Severance Period. In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

The agreement defines “cause” as: (i) Mr. Goldin’s indictment or conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof; (ii) Mr. Goldin’s commission of fraud, embezzlement or gross negligence; (iii) Mr. Goldin’s willful or continued failure to perform an act permitted by the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics that is within his material duties under the Goldin Employment Agreement (other than by reason of physical or mental illness or disability) or directives of the Board, or material breach of the terms of the Goldin Employment Agreement or of his non-disclosure and non-competition conditions, in each case, after written notice has been delivered to Mr. Goldin by the Company, and Mr. Goldin’s failure to substantially perform his duties or breach is not cured within fifteen (15) business days after such notice has been given to Mr. Goldin; (iv) any misrepresentation by Mr. Goldin of a material fact to or concealment by Mr. Goldin of a material fact from the Company’s Board, Chairman of the Board, Chief Executive Officer and/or general counsel; or (v) any material violation of the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics.

The agreement, defines “good reason” as: (i) the Company’s failure to perform its material duties under the Goldin Employment Agreement, which failure has not been cured by the Company within fifteen (15) days of its receipt of written notice thereof from Mr. Goldin; (ii) a reduction by the Company (without the consent of Mr. Goldin, which consent may be revoked at any time) in Mr. Goldin’s base salary, or substantial reduction in the other benefits provided to Mr. Goldin; (iii) the assignment to Mr. Goldin of duties inconsistent with Mr. Goldin’s status as a senior executive officer of the Company or the designation by the Company of Mr. Goldin to any position or capacity other than (A) Chief Financial Officer of the Company, (B) Chief Financial Officer of one of the Company’s principal divisions (as described in the Company’s periodic filings made with the Securities and Exchange Commission), or (C) Chief Operating Officer of the Company; (iv) the relocation of Mr. Goldin’s principal place of employment to a location more than thirty-five (35) miles from its current Newark, New Jersey location or outside of the New York City metropolitan areas; (v) the assignment of duties inconsistent with the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics; (vi) any purported termination of Mr. Goldin s employment not in accordance with the terms of the Goldin Employment Agreement; or (vii) any “Change in Control” of the Company. A “Change in Control” is defined as: if (A) any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Howard Jonas, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Howard Jonas, shall acquire in one or a series of transactions, whether through sale of stock or merger, voting securities representing more than 50% of the voting power of all outstanding voting securities of the Company or any successor entity of the Company, or (B) the stockholders of the Company shall approve a complete liquidation or dissolution of the Company.

The Company does not have an employment agreement with Michael Stein.

POTENTIAL POST-EMPLOYMENT PAYMENTS

Certain of the Company’s executives with employment agreements are entitled under such agreements to payments upon termination.

For Mr. Howard Jonas, the Chairman of the Company’s Board of Directors and the Company’s Chief Executive Officer, if his employment is terminated (i) due to his death or disability, (ii) by the Company with or without cause, or (iii) by Mr. Jonas for any reason, Mr. Jonas (or his beneficiary) shall be entitled to receive all unpaid amounts (A) of annual base salary, if any, to which Mr. Jonas was entitled as of the date of termination and (B) to which Mr. Jonas was then entitled under any employee benefits, perquisites or other reimbursements. In the event of Mr. Jonas’ death or disability, or if the Company terminates his employment other than for cause, or if Mr. Jonas terminates his employment for good reason, Mr. Jonas (or, in the event of his death, his estate) shall be paid the severance, all restrictions on the purchased shares shall lapse and all equity grants shall accelerate and vest as of the date of termination. In addition, in the event the Company terminates Mr. Jonas’ employment for cause, then the restrictions shall lapse with respect to pro rata portion of the purchased shares that have not vested and the Company’s repurchase right with respect to all the other purchased shares shall become exercisable and all equity grants shall accelerate and vest as of the date of termination.

For Mr. Goldin, the Company’s Chief Financial Officer, if his employment is terminated due to his death or disability, Mr. Goldin (or, in the event of his death, his estate) shall be entitled to receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination. If Mr. Goldin is terminated by the Company for cause or if Mr. Goldin resigns without good reason, Mr. Goldin shall be entitled to receive accrued or vested compensation, including salary, commission, and bonus(es), and to be reimbursed for unpaid and approved business expenses, through the date of termination. If the Company terminates Mr. Goldin without cause, or if Mr. Goldin resigns for good reason, (i) Mr. Goldin shall be paid all accrued or vested compensation, including salary, commission, and bonus(es), and shall be reimbursed for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus the greater of his target bonus (at the rates in effect on the date of termination) and the actual bonus paid to Mr. Goldin in the year of the term preceding termination for the remainder of the term, but in no event less than a 12-month period plus one month for each full year of employment of Mr. Goldin with the Company or its affiliates subsequent to January 1, 2015 (the “Minimum Severance Period”). In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

If the Company does not extend the term of the Goldin Employment Agreement, (i) Mr. Goldin shall be paid all accrued or vested compensation, including salary, commission, and bonus(es), and shall be reimbursed for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus his target bonus (at the rates in effect on the date of termination) for the Minimum Severance Period. In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

Please see the section above entitled “Employment Agreements” for more details on these payments and the employment agreements of these executive officers, generally.

The following table and related footnote describe and quantify the amount of post termination payments that would be payable to each of the Named Executive Officers of the Company who have employment agreements in the event of termination of such Named Executive Officer’s employment as of December 31, 2018 under various employment-related scenarios pursuant to the employment Agreements entered into with each of the Named Executive Officers set forth in the table below utilizing a per share stock price of $7.49, the closing market price of the Company’s Class B Common Stock on December 31, 2018, the last trading day of 2018. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those presented in the following table. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the Named Executive Officer’s age.

Name	Benefit ($)	Death ($)		Disability ($)		By Company w/o Cause ($)		By Company w/ Cause ($)	By NEO w/o Good Reason ($)	By NEO w/ Good Reason ($)
Howard S. Jonas	Severance	50,000		50,000		50,000		—	—	50,000
	Restricted Stock	—		—		—		—	—	—
	Stock Options	808,977	(1)	808,977	(1)	808,977	(1)	—	—	808,977	(1)

Avi Goldin	Severance	—		—		1,150,000		—	—	1,150,000
	Restricted Stock	—		—		—		—	—	—
	Stock Options	—		—		—		—	—	—

____________

(1)      Represents the aggregate value of in-the-money options to purchase 256,818 shares of the Company’s Class B Common Stock with an exercise price of $4.34 per share for which vesting would be accelerated.

EXECUTIVE COMPENSATION TABLES

The table below summarizes the total compensation paid or awarded to our Named Executive Officers by the Company for services performed during 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)(2)	All other Compensation ($)		Total ($)
Howard S. Jonas	Fiscal 2018	$50,000	$325,000	(3)	$—		$—	$1,500	(4)	$376,500
Chairman of the Board	Fiscal 2017	$37,481	$325,000	(5)	$—		$—	$—	(6)	$362,481

Michael Stein	Fiscal 2018	$350,000	$400,000		$900,007	(8)	—	$32,969	(9)	$1,682,976
Chief Executive Officer(7)	Fiscal 2017	$266,538	$373,500		$—		—	$—	(10)	$640,038

Geoffrey Rochwarger	Fiscal 2018	$389,051	$—		$—		$—	$310,259	(12)	$699,310
Vice Chairman(11)	Fiscal 2017	$578,650	$375,000	(13)	$—		$—	$18,807	(14)	$972,457

Avi Goldin	Fiscal 2018	$350,000	$260,000		$258,350	(15)	—	$8,717	(16)	$877,067
Chief Financial Officer	Fiscal 2017	$300,000	$225,000		$—		—	$—	(17)	$525,000

____________

(1)      The amounts shown in this column reflect bonuses paid for performance during the relevant period irrespective of when such bonus was paid.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of stock option and restricted stock awards computed in accordance with FASB ASC Topic 718. In valuing such awards, Genie made certain assumptions. For a discussion of those assumptions, please see Note 12 to Genie’s Consolidated Financial Statements included in Genie’s Annual Report on Form 10-K for the Year ended December 31, 2018.

(3)      The bonus was paid via the grant of options to purchase 126,176 shares of Class B Common Stock at an exercise price of $8.05 per share, for his performance during 2018. The options vested as to 2,059 on February 15, 2019, and will vest as to 42,059 on February 15, 2020 and 42,058 on February 15, 2021.

(4)      Does not include the 227,899 shares of Class B Common Stock received by Mr. Howard Jonas with a value of $1,384,441 for the value of the portion of the vesting of a DSU covering 19.333 shares of common stock of GRE in 2018 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

(5)     The bonus was be paid via the grant of options to purchase 256,818 shares of Class B Common Stock at an exercise price of , $4.34 per share for his performance during 2017. The options vest in five equal annual installments, commencing on February 15, 2019.

(6)      Does not include the 210,840 shares of Class B Common Stock received by Mr. Howard Jonas with a value of $1,354,647 for the value of the portion of the vesting of a DSU covering 19.333 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

(7)      Michael Stein has served as Chief Executive Officer since November 2017. From March 2017 until November 2017, Mr. Stein served as Chief Operating Officer.

(8)      Represents the value of the grant to Mr. Stein of 157,344 restricted shares of the Company’s Class B Common Stock approved by the Company’s Compensation Committee and Board of Directors on November 1, 2017 in connection with Mr. Stein’s appointment as Chief Executive Officer. The grant was made on May 7, 2018 following stockholder’s approval of the amendment of the 2011 Plan.

(9)      Consists of the Company’s contribution to Mr. Stein’s account established under the Genie 401(k) plan in the amount of $1,500 and dividends paid on shares of Restricted Stock in the amount of $31,469. Does not include the 22,790 shares of Class B Common Stock received by Mr. Stein with a value of $138,445 for the value of the portion of the vesting of 1.933 shares of common stock of GRE in 2018 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

(10)    Does not include the 21,084 shares of Class B Common Stock received by Mr. Stein with a value of $135,465 for the value of the portion of the vesting of 1.933 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

(11)    Geoffrey Rochwarger served as Vice Chairman from 2011 until August 31, 2018.

(12)    Consists of a (i) one-time payment of $300,000 upon Mr. Rochwarger’s termination of his employment agreement of accrued compensation and bonuses related to his employment with the Company up to September 1, 2018, and (ii) car, fuel and phone expenses paid by the Company on behalf of Mr. Rochwarger.

(13)    This includes $175,000 paid to Mr. Rochwarger during 2017 for performance during prior periods.

(14)    Consists of car, fuel and phone expenses paid by the Company on behalf of Mr. Rochwarger.

(15)    Represents the value of the grant to Mr. Goldin on August 10, 2018 of 48,110 restricted shares of the Company’s Class B Common Stock.

(16)    Consists of the Company’s contribution to Mr. Goldin’s account established under the Genie 401(k) plan in the amount of $1,500 and dividends paid on shares of Restricted Stock in the amount of $7,217. Does not include the 14,931 shares of Class B Common Stock received by Mr. Goldin with a value of $90,703 for the value of the portion of the vesting of 1.266 shares of common stock of GRE in 2018 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

(17)   Does not include the 13,814 shares of Class B Common Stock received by Mr. Goldin with a value of $88,753 for the value of the portion of the vesting of 1.266 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested Restricted Stock by our Named Executive Officers at December 31, 2018.

		Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard Jonas	05/07/2018	—		256,818	(2)	4.34	05/06/2023	—		—
Geoffrey Rochwarger	11/03/2011	37,463	(3)			6.85	11/02/2021	—		—
Avi Goldin	11/03/2011	12,042	(3)			6.85	11/02/2021	48,110	(4)	360,344
Michael Stein	—	—		—		—	—	104,896	(5)	785,671

____________

(1)      The market value of unvested Restricted Stock is calculated by multiplying the number of unvested stock held by the applicable named executive officer by the closing price of our Class B Common Stock on December 31, 2018 (the last trading day of 2018), which was $7.49.

(2)      The options vest in five equal annual installments commencing on February 15, 2019.

(3)      The options, which were granted in respect of options held to purchase shares of IDT Class B Common Stock in connection with IDT’s pro-rata spin-off of the Company, are fully vested.

(4)      Represents restricted shares of Class B Common Stock to vest 16,037 shares on each of August 1, 2019 and August 1, 2020 and 16,036 to vest on August 1, 2021.

(5)      Represents restricted shares of Class B Common Stock to vest 52,448 shares on each of November 1, 2019 and November 1, 2020.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. There are currently five directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All five directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are James A. Courter, Howard S. Jonas, W. Wesley Perry, Alan Rosenthal and Allan Sass, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2020 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. Below contains biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as Chairman of the Board of Directors of the Company since January 2011, when it was spun off from IDT, and as Chief Executive Officer of the Company from January 2014 to November 2017. He has served as Co-Vice Chairman of the Board of the Company subsidiary, Genie Energy International Corporation, since September 2009. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas has served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as served as the Vice Chairman of the Board of Zedge since November 2016. Mr. Jonas also serves as the Chairman of the Board and Chief Executive Officer of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Mr. Jonas also serves as Chairman of the Board of Directors and Chief Executive Officer of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, and has served as its Chairman of the Board of Directors since the spin-off. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

James A. Courter has served as Vice Chairman of the Board and director of Genie since August 2011. Mr. Courter has also served as Co-Vice Chairman of the Board of Directors of Genie Energy International Corporation since September 2009. Mr. Courter previously served as President of IDT from October 1996 until July 2001, and as IDT’s Chief Executive Officer from August 2001 to October 2009. Mr. Courter served as a director of IDT from March 1996 to October 2011 and served as Vice Chairman of the Board of Directors of IDT from March 1999 to October 2011. Mr. Courter was a senior partner in the New Jersey law firm of Courter, Kobert & Cohen for forty years. He was also a partner in the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson & Hand from January 1994 to September 1996. Mr. Courter was a member of the U.S. House of Representatives for twelve years, retiring in January 1991. From 1991 to 1994, Mr. Courter was Chairman of the President’s Defense Base Closure and Realignment Commission. He received a B.A. from Colgate University and a J.D. from Duke University Law School.

Key Attributes, Experience and Skills:

Mr. Courter’s experience as a U.S. Congressman for twelve years positions him to provide guidance in government relations. Moreover, Mr. Courter’s fourteen year tenure with IDT (eight of which was as Chief Executive Officer) affords him extensive knowledge of our various businesses, and experience running of a company with diverse holdings and operations. Mr. Courter also brings leadership oversight to the Board.

W. Wesley Perry has served as a director of Genie since October 2011. He has also served as Chairman of the Board of Directors of Genie Energy International Corporation since September 2009. Mr. Perry served as a director of IDT Corporation from September 2010 to October 2011. Mr. Perry owns and operates S.E.S. Investments, Ltd., an oil and gas investment company since 1993. He has served as CEO of E.G.L. Resources, Inc. since July 2008 and served as its President from 2003 to July 2008. Mr. Perry was a director of United Trust Group (OTC:UTGN) from June 2001 to December 2014 and has served on its Audit Committee. He served as a director of Western National Bank from 2005 to 2009. Mr. Perry is a director and board member of First Southern National Bank and Viper Energy Partners, LP. Mr. Perry served as an at-large councilperson on the Midland City Council from 2002 to 2008 and Mayor of Midland, Texas from 2008 through 2014. He is currently the President of the Milagros Foundation and a board member of the Abel-Hangar Foundation. He has a Bachelor of Science degree in Engineering from University of Oklahoma.

Key Attributes, Experience and Skills:

Mr. Perry’s history in the oil and gas industry demonstrates his significant experience in and knowledge of our unconventional oil and gas business. Mr. Perry’s strong financial background, including his service as chairman of the audit committee of United Trust Group, also provides financial expertise to the Board, including an understanding of financial statements, corporate finance and accounting.

Alan B. Rosenthal has served as a director of Genie since October 2011. Dr. Rosenthal is the founding and managing partner of ABR Capital Financial Group LLC, an investment fund, founding partner and owner of NorthStar Travel, founding partner of Alaska Business Monthly and founding partner and owner of Master Dental Alliance. Dr. Rosenthal is an assistant clinical professor of Micro-Neurosurgical Treatment of Oral Pathology at New York University. Dr. Rosenthal is a board member of Yeshiva University and served on the board of directors of IDT Corporation from 1994 through1996. He has a Bachelor of Science degree from Rutgers University and a DMD from University of Pennsylvania.

Key Attributes, Experience and Skills:

Dr. Rosenthal’s strong financial background as founding partner and owner of various businesses provides financial expertise to the Board, including an understanding of financial statements, corporate finance and accounting.

Allan Sass, PhD has served as a director of Genie since October 2011. Mr. Sass is the former President and Chief Executive Officer of Occidental Oil Shale Corporation, a subsidiary of Occidental Petroleum. He is a member of the Editorial Board of the technical journal, In-Situ. Mr. Sass has a Bachelor of Science in Chemical Engineering from Cooper Union and a Master of Science and PhD in Chemical Engineering from Yale University.

Key Attributes, Experience and Skills:

Mr. Sass’ history in the oil shale industry demonstrates his significant experience in and knowledge of our unconventional oil and gas business. His extensive scientific background and significant experience in the oil shale industry provides assistance in the oversight of the Company’s oil shale business, in particular the Company’s research and development efforts.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees, Executive Officers and Key Personnel

The executive officers, directors, director nominees and certain key personnel of the Company are as follows:

Name	Age	Position
Howard S. Jonas	62	Chairman of the Board of Directors, Director, Director Nominee and Named Executive Officer
James A. Courter	77	Vice Chairman of the Board of Directors, Director and Director Nominee
Michael Stein	35	Chief Executive Officer and Named Executive Officer
Avi Goldin	41	Chief Financial Officer and Named Executive Officer
W. Wesley Perry	62	Director and Director Nominee
Alan B. Rosenthal	65	Director and Director Nominee
Alan Sass	79	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and key personnel except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

Michael Stein has served as Chief Executive Officer of Genie since November 2017 and had served as Chief Operating Officer from March 2017 to November 2017 and as Executive Vice President of Genie from May 2014 to March 2017. Mr. Stein has served as Chief Executive Officer of Genie Retail Energy, Inc. since May 2015. In addition, Mr. Stein serves as Chief Executive Officer of Diversegy LLC, Executive Chairman of Retail Energy Holdings, the operating entity of Town Square Energy and Executive Chairman of Prism Solar Technologies. Internationally, Mr. Stein functions in the role of Chairman of the Board at Orbit Energy in the UK, Lumo Energia in Finland and Genie Japan. Mr. Stein served as Senior Vice President of Operations from January 2014 to May 2014. From July 2012 to January 2014, Mr. Stein was Senior Vice President of Business Development of IDT Telecom. From June 2007 to January 2009, Mr. Stein was an analyst at Belstar Investment Management. Mr. Stein is also a trustee of the Etzion Foundation. Mr. Stein received his B.A. in Psychology from Yeshiva University.

Avi Goldin has served as Chief Financial Officer of Genie since August 2011 and Chief Financial Officer of GRE since May 2015. Mr. Goldin also served as Vice President of Corporate Development of IDT Corporation from May 2009 through October 2011. Mr. Goldin originally joined IDT in January 2004 and held several positions within IDT and its affiliates before leaving in January 2008 to join CayComm Media Holdings, a telecommunications acquisition fund, where he served as Vice President, Finance. Mr. Goldin rejoined IDT in May 2009 as Vice President of Corporate Development. Prior to joining IDT, Mr. Goldin served as an Investment Analyst at Dreman Value Management, a $7 billion asset management firm and an Associate in the Satellite Communications group at Morgan Stanley & Co. Mr. Goldin holds an MBA from the Stern School of Business of New York University, a B.A. in Finance from the Syms School of Business of Yeshiva University and is a Chartered Financial Analyst (CFA).

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE COMPANY’S
2011 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve amendments to the Company’s 2011 Stock Option and Incentive Plan (the “2011 Plan”) that will increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 372,000 shares and clarify that such awards may, but need not, be incentive stock options (“ISOs”) within the meaning of Code Section 422. The Board of Directors adopted the proposed amendments to the 2011 Plan on March 6, 2019, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 372,000 shares is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success. The proposed amendment has been approved by the Compensation Committee and the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2011 Plan, options which are ISOs; and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to NYSE listed companies.

The following description of the 2011 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2011 Plan, as proposed to be amended. A copy of the 2011 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2011 PLAN

Pursuant to the 2011 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. There are approximately 200 employees and directors eligible for grants under the 2011 Plan. Options granted under the 2011 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2011 Plan.

The maximum number of shares reserved for the grant of awards under the 2011 Plan is 2,666,199 shares of Class B Common Stock (including the 372,000 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2011 Plan. Subject to the provisions of the 2011 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2011 Plan and may at any time adopt such rules and regulations for the 2011 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2011 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2011 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2011 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2011 Plan).

On each January 5th (or the next business day if January 5th is not a business day) each of the Company’s non-employee directors (as defined in the 2011 Plan) who is determined to be independent shall automatically be awarded 2,920 shares of restricted Class B Common Stock and, at the option of the Non-Employee Director, an award of shares of restricted Class B Common Stock equal to up to $50,000 (in lieu of the $50,000 cash compensation) based on the average of the high and low trading price of the Class B Common Stock on the trading date prior to the non-employee director grant date. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on the number of quarters of service for such calendar year since their election to the Board) of such annual cash compensation on their first January 5th as an independent, non-employee director. Such awards of shares of restricted Class B Common Stock shall vest in full immediately upon grant.

The 2011 Plan provides for the granting of restricted stock awards, which are awards of shares of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2011 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2011 Plan after October 24, 2021, ten years from the Board’s adoption of the 2011 Plan.

ISOs are not assignable or transferable except by the laws of descent and distribution. NQSOs may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2011 Plan to officers, directors, employees and consultants. Actual awards under the 2011 Plan to Named Executive Officers for Fiscal 2018 are reported under the heading “Grant of Plan-Based Awards.”

New Plan Benefits

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	8,760	(1)

____________

(1)      Each of the three non-employee directors of the Company will receive an annual grant of 2,920 shares of restricted Class B Common Stock for being a director. In 2018, this automatic grant was made on January 5, 2018. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting.

Federal Income Tax Consequences of Awards Granted under the 2011 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2011 Plan:

Incentive Stock Options.    ISOs granted under the 2011 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering shares of Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options.    Non-qualified stock options granted under the 2011 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards.    With respect to other awards under the 2011 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received.

With respect to restricted stock awards under the 2011 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2011 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control.    In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2011 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.     Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO).

On April 5, 2019, the last reported sale price of Class B Common Stock on the NYSE was $8.35 per share.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2011 Plan, pursuant to which options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2011 Plan that will that will increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 372,000 shares. The Company anticipates awarding options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock to employees, officers, directors and consultants under the 2011 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through December 31, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders - 2011 Stock Option and Incentive Plan, as amended and restated	597,339	$5.77	275,359

We adopted our 2011 Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants. Except as described above, we have not committed to make any grants under such plan. In conjunction with the spin-off, approximately 2.4 million shares of our Class B Common Stock were distributed to holders of unvested restricted shares of Class B Common Stock of IDT, which are similarly restricted. In addition, we issued options to purchase 50,000 shares of our Class B Common Stock in respect of outstanding options to purchase shares of Class B Common Stock of IDT. Such restricted shares and options were issued under the 2011 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AMENDMENTS TO THE 2011 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Marcum LLP (“Marcum”) for the Fiscal Year ending December 31, 2019.

Marcum has served the Company as its independent registered public accounting firm since July 2018. The Audit Committee of the Board of Directors has appointed Marcum as the Company’s independent registered public accounting firm for Fiscal 2019. Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Marcum. Even if Marcum’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for Marcum will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

BDO USA, LLP (”BDO”) served as the Company’s independent registered public accounting firm from July 29, 2013 to July 6, 2018. On July 5, 2018, the Audit Committee of the Board of Directors dismissed BDO and appointed Marcum as the Company’s independent registered public accounting firm for the remainder of Fiscal 2018.

BDO’s report on the Company’s consolidated financial statements as of December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and 2016, and the subsequent interim period through July 5, 2018, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods.

Other than as set forth below, during the years ended December 31, 2017 and 2016, and the subsequent interim period through July 5, 2018, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

As previously disclosed, in evaluating the effectiveness of disclosure controls and procedures and the Registrant’s internal control over financial reporting, BDO advised management of the Registrant and management subsequently concluded that deficiencies in the design and operating effectiveness of the Registrant’s internal controls represented material weaknesses in the Registrant’s internal control over financial reporting and, therefore, that the Registrant did not maintain effective disclosure controls and procedures or internal control over financial reporting as of September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017. The reported material weaknesses were as follows:

In evaluating the effectiveness of the Registrant’s internal control over financial reporting as of September 30, 2016, BDO advised management of the Registrant and management subsequently concluded that due to inadequate review and approval over the preparation of certain schedules used to record cost of revenues, there were identified material weaknesses in the Registrant’s internal controls over financial reporting. Those material weaknesses were successfully remediated by December 31, 2016.

As of December 31, 2016, BDO advised management of the Registrant and management subsequently concluded that the controls associated with the completeness and accuracy of computations relating to domestic and foreign income tax accounts and disclosures determined that such controls were not effective.

In evaluating the effectiveness of the Registrant’s internal control over financial reporting as of September 30, 2017, BDO advised management of the Registrant and management subsequently concluded that because the Company did not maintain effective controls over the application of U.S. GAAP related to the estimation of weather impact on our estimated unbilled revenue, there were identified material weaknesses in the Registrant’s internal controls over financial reporting as of March 31, 2017, June 30, 2017 and September 30, 2017. Those material weaknesses were successfully remediated by December 31, 2017.

The Audit Committee had discussed the foregoing material weaknesses with BDO, and the Company had authorized BDO to respond fully to the inquiries of Marcum LLP, the Company’s new independent registered public accounting firm concerning such matters.

All material weaknesses described above were successfully remediated by December 31, 2017.

The Company provided BDO with a copy of the above disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from BDO was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on July 10, 2018.

During Fiscal 2017 and Fiscal 206 and the subsequent interim period through July 5, 2018, the Registrant did not consult Marcum with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Marcum for the period July 6, 2018 to December 31, 2018.

Fiscal Year Ended December 31	2018
Audit Fees	$388,172	(1)
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$388,172

____________

(1)      Audit fees for the audit of the consolidated financial statements, as well as fees for the audit of the effectiveness of the internal controls over financial reporting and review of the financial statements included in the Company’s Form 10-Q. This does not include $192,638 paid to BDO related to fiscal year ended December 31, 2018 for professional services rendered for the progress of integrated audit of the consolidated financial statements of the Company, quarterly reviews, statutory audits, comfort letters, consents, review of workpapers by successor auditors, consultation in connection with adoption of new revenue recognition and review of documents filed with the Securities and Exchange Commission.

The following table presents fees billed for professional services rendered by BDO for the fiscal year ended December 31, 2017.

Year Ended December 31	2018		2017
Audit Fees(1)	$		$559,570
Audit Related Fees		—	—
Tax Fees		—	—
All Other Fees		—	—
Total	$		$559,570

____________

(1)      Audit fees for the audit of the consolidated financial statements, as well as fees for the audit of the effectiveness of the internal controls over financial reporting and review of the financial statements included in the Company’s Form 10-Q.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in 2018 and 2017.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s role is more fully described in its charter, which can be found on the Company’s website at www.genie.com/governance.php. The Audit Committee reviews its charter no less frequently than on an annual basis. The Board of Directors annually (and if changes are made thereto, when those changes are implemented) reviews the NYSE listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors regarding relationships that could reasonably be expected to impact independence in accordance with those standards, and, at a meeting held on March 6, 2019, determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that W. Wesley Perry qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has an Internal Audit Department that reports to the Audit Committee and to the Company’s management. The department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets. The Company has also retained Eisner Amper for certain services related to the internal audit function, particularly as regard to the audit of electronic systems.

The Company’s independent registered public accounting firm for fiscal year 2018, Marcum LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of Public Company Oversight Board (United States) and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent registered public accounting firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management or the independent registered public accounting firm; nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the course of a fiscal year includes reviewing the Company’s annual and quarterly financial statements, internal controls over financial reporting, and audit and other matters. The Audit Committee met each quarter with its independent registered accounting firm (for the first quarter the Company’s independent registered accounting firm was BDO USA, LLP and then Marcum LLP for the remainder of Fiscal 2018) and the Company’s management to review the Company’s interim financial results for the first three fiscal quarters before the publication of the Company’s relevant quarterly earnings releases. The Company’s management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal audit team and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm can be retained to perform non-audit services. The Company’s independent registered public accounting firms have provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with each of those firms and the Company’s management those firms’ independence. In accordance with Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by Marcum, LLP (and pre-approved any services provided by BDO USA LLP during the relevant period). Pre-approval is required for audit services, audit-related services, tax services, and other services.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the year ended December 31, 2018, as well as the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2018. The Audit Committee has also reviewed and discussed with Marcum LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
W. Wesley Perry – Chairman Alan Rosenthal Allan Sass

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2020 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2019 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than December 13, 2019. In addition, any stockholder proposal submitted with respect to the Company’s 2018 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after February 26, 2020.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2018 Annual Report on Form 10-K may be obtained by contacting Bill Ulrey, Vice President–Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President–Investor Relations and External Affairs, at 520 Broad Street, Newark, NJ 07102, or may be requested through the Investor Relations section of our website: http://genie.com/investor_relations.php under the Request Info tab.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

April 8, 2019	BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason Corporate Secretary

EXHIBIT A

GENIE ENERGY LTD.
2011 STOCK OPTION AND INCENTIVE PLAN
(Amended and Restated March 6, 2019)

1.      Purpose; Types of Awards; Construction.

The purpose of the Genie Energy Ltd. 2011 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Genie Energy Ltd. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. In addition, the Plan permits the issuance of awards in partial substitution of incentive awards that covered shares of the Class B common stock of IDT Corporation immediately prior to the spin-off of Genie Energy Ltd. by IDT Corporation (the “Spin-Off”). The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended and shall be interpreted in a manner consistent with the requirements thereof.

2.      Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)     “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)    “Board” shall mean the Board of Directors of the Company.

(c)     “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)      any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s common stock to the stockholders of IDT Corporation, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)    during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)    “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)     “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g)    “Company” shall mean Genie Energy Ltd., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)    “Conversion Award” shall have the meaning specified in Section 25 hereof.

(i)     “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated and, with respect to Conversion Awards, shall also include services as an employee, director, or consultant of IDT Corporation. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(j)     “Corporate Transaction” means any of the following transactions:

(i)     a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)    a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(k)    “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(l)     “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(m)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)    “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(o)    “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(p)    “IDT” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(q)    “IDT Award” shall have the meaning specified in Section 25 hereof.

(r)     “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(s)     “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(t)     “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(u)    “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(v)    “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than any Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(w)    “Non-Employee Director Annual Grant” shall mean an award of 2,920 shares of Restricted Stock, which equals $20,000 determined on the date that was thirty (30) days following consummation of the Spin-Off.

(x)    “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(y)    “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(z)     “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(aa)   “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(bb)   “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(cc)   “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(dd)  “Plan” means this Genie Energy Ltd. 2011 Stock Option and Incentive Plan, as amended or restated from time to time.

(ee)   “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ff)    “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(gg)  “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(hh)  “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(ii)    “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(jj)    “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(kk)  “Separation Agreement” means that certain Separation and Distribution Agreement, by and between IDT and the Company, dated as of October 28, 2011).

(ll)    “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock, as specified in the award or determined by the Committee.

(mm)“Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(nn)  “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(oo)  “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.      Administration.

(a)     The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 or (ii) any other members of the Board.

(b)    The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)     All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)    The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.      Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary, except that Conversion Awards may be granted to any person who holds IDT Awards. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 12 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.      Stock.

(a)     The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 2,666,199, all of which may be granted as Incentive Stock Options, plus the number of shares of Class B Stock that are covered by Conversion Awards, subject to adjustment as provided below and in Section 13 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)    If any outstanding award under the Plan (including Conversion Awards) should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.      Terms and Conditions of Options.

(a)     OPTION AGREEMENT.    Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement.

(b)    NUMBER OF SHARES.    Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)     TYPE OF OPTION.    Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)    OPTION PRICE.    Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 13 of the Plan.

(e)     MEDIUM AND TIME OF PAYMENT.    The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)     TERM AND EXERCISABILITY OF OPTIONS.    Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)    TERMINATION.    Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee shall prescribe).

(h)    DEATH, DISABILITY OR RETIREMENT OF GRANTEE.    If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one hundred eighty (180) days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment, director or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i)     OTHER PROVISIONS.    The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.      Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.      Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)     LIMITATION ON VALUE OF SHARES.    To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)    TEN PERCENT STOCKHOLDER.    In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.      Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)     TIME OF GRANT.    A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b)    PAYMENT.    A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c)     EXERCISE.    A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d)    AMOUNT PAYABLE.    Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e)     TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE.    Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f)     METHOD OF EXERCISE.    Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g)    FORM OF PAYMENT.    Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10.    Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)     TIME OF GRANT.    A Limited Right may be granted at such time or times as may be determined by the Committee.

(b)    EXERCISE.    A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c)     AMOUNT PAYABLE.    Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i)     in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii)    in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(i) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii)   in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d)    DETERMINATION OF AMOUNTS PAYABLE.    The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i)     The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii)    The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii)   The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv)   The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v)    The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e)     TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE.    Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f)     METHOD OF EXERCISE.    To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.    Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)     NUMBER OF SHARES.    Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)    RESTRICTIONS.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria.

Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)     FORFEITURE.    Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)    OWNERSHIP.    During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e)     ACCELERATED LAPSE OF RESTRICTIONS.    Upon the occurrence of any of the events specified in Section 14 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 14. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

12.    Non-Employee Director Restricted Stock.

The provisions of this Section 12 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 12, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section.

(a)     GENERAL.    Non-Employee Directors shall receive Restricted Stock in accordance with this Section 12. Restricted Stock granted pursuant to this Section 12 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)    INITIAL GRANTS OF RESTRICTED STOCK.    A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c)     ANNUAL GRANTS OF RESTRICTED STOCK.    On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant and, at the option of the Non-Employee Director, an award of Restricted Stock equal to up to $50,000 (in lieu of Non-Employee Director cash compensation) based on the average of the high and low trading price of the Class B Common Stock on the trading date prior to the Non-Employee Director Grant Date.

(d)    VESTING OF RESTRICTED STOCK.    Restricted Stock granted under this Section 12 shall be fully vested on the date of grant.

13.    Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)     NUMBER OF SHARES.    Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(b)    RESTRICTIONS.    Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c)     FORFEITURE.    Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d)    OWNERSHIP.    Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e)     ACCELERATED LAPSE OF RESTRICTIONS.    Upon the occurrence of any of the events specified in Section 15 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 15. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

14.    Effect of Certain Changes.

(a)     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.    In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)    CHANGE IN CLASS B COMMON STOCK.    In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

15.    Corporate Transaction; Change in Control; Related Entity Disposition.

(a)     CORPORATE TRANSACTION.    In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)    CHANGE IN CONTROL.    In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)     RELATED ENTITY DISPOSITION.    The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)    SUBSTITUTE AWARDS.    The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

16.    Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan, from time to time, until October 24, 2021 which is within a period of ten (10) years from the date the Board adopted the Plan.

17.    Transferability of Awards.

(a)     Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)    Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 18 hereof.

(c)     The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)    Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

18.    Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

19.    Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 14(a) of the Plan.

20.    No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

21.    Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

22.    Approval; Amendment and Termination of the Plan.

(a)     APPROVAL.    The Plan initially became effective when adopted by the Board on October 24, 2011 and shall terminate on the tenth anniversary of such date. The Plan was ratified by the Company’s sole stockholder on October 25, 2011. The Board amended the Plan on March 7, 2015 to increase the amount of authorized shares under the Plan to 1,320,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on May 5, 2015. The Board amended the Plan on March 7, 2018 to (i) eliminate certain features and limitations that are no longer applicable following the repeal of the qualified performance-based exception under Section 162(m)(4)(C) of the Code , (ii) amend the Non-Employee Director Grant and (iii) increase the amount of authorized shares under the Plan to 2,294,199 shares of Class B Common Stock. The Company’s stockholders ratified such amendments to the Plan on May 7, 2018. The Board amended the Plan on March 6, 2019 to increase the amount of authorized shares under the Plan to 2,666,199 shares of Class B Common Stock. The Company’s stockholders ratified such amendments to the Plan on May 8, 2019.

(b)     AMENDMENT AND TERMINATION OF THE PLAN.    The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 14(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

23.    Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

24.    Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 24, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

25.    Converted IDT Awards

(a)     As a result of the spin-off transaction contemplated by the Separation Agreement, certain awards (“Conversion Awards”) may be issued under this Plan in connection with the equitable adjustment by IDT of certain stock options, restricted stock awards and other equity-based awards previously granted by IDT (collectively, the “IDT Awards”). Notwithstanding any other provision of the Plan to the contrary and subject to the terms of the Separation Agreement, (i) the number of shares to be subject to each Conversion Award shall be determined by the Compensation Committee of the Board of Directors of IDT (the “IDT Committee”), and (ii) the other terms and conditions of each Conversion Award, including option exercise price, shall be determined by the IDT Committee, provided that such determinations are made prior to the “Distribution” (as such term is defined in the Separation Agreement). Solely for purposes of any Conversion Award, the term “Grantee” shall also include any person who holds an “IDT Option” or “IDT Restricted Share” (as those terms are defined in the Separation Agreement) that remains outstanding immediately prior to the Separation Date and receives a Conversion Award under this Section 25.

(b)    With respect to any Conversion Award held by an employee, consultant, or director in the employ or service of IDT (an “IDT Holder”), the Committee shall, upon written notification from IDT, provide that any such Conversion Award shall vest upon the terms and conditions set forth in such notification, to the extent permitted by the Plan.

(c)     IDT shall be an intended third party beneficiary of, and shall have standing to enforce the terms of, this Section 25 as if it were a party hereto.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENIE ENERGY LTD.

520 Broad Street, Newark, New Jersey 07102
(973) 438-3500
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2019

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Genie Energy Ltd. to be held at Genie Energy Ltd.'s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on May 8, 2019 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENIE ENERGY LTD.

May 8, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033333330000001000 6   050819

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE LISTED NOMINEES AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report.

Electronic Distribution

If you would like to receive future GENIE ENERGY LTD. proxy statements and annual reports electronically, please visit www.astfinancial.com. Click on **Shareholder Account Access** to enroll. Please enter your account number and tax identification number to log in, then select **Receive Company Mailings via E-Mail** and provide your e-mail address.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GENIE ENERGY LTD.

May 8, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00033333330000001000 6 050819

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE LISTED NOMINEES AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report.

Electronic Distribution

If you would like to receive future GENIE ENERGY LTD. proxy statements and annual reports electronically, please visit www.astfinancial.com. Click on **Shareholder Account Access** to enroll. Please enter your account number and tax identification number to log in, then select **Receive Company Mailings via E-Mail** and provide your e-mail address.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.